SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	February 28, 2005

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska	68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

          On February 28, 2005, General Reinsurance Corporation, a wholly owned subsidiary of General Re Corporation and an indirect wholly owned subsidiary of Berkshire Hathaway Inc., filed its Annual Statement (“Convention Statement”) for the year ended December 31, 2004 with the State of Washington Department of Insurance. The Convention Statement contained disclosures that provide additional information regarding certain matters previously described by Berkshire Hathaway in its Form 8-K filed on January 7, 2005. The text (the term “Corporation” as used in the text which follows refers to General Reinsurance Corporation) of the disclosures included in the Convention Statement follow:

In December 2004, General Re Corporation, the Corporation’s immediate parent, received a request from the U.S. Securities and Exchange Commission (“SEC”) for documents and information relating to non-traditional products. In January 2005, General Re Corporation also received a subpoena for the same documents and information from both the SEC and the New York State Attorney General. The subpoenas apply to General Re Corporation and its affiliates, including the Corporation, as well as Berkshire Hathaway’s other insurance subsidiaries. General Re Corporation and Berkshire Hathaway have been cooperating fully with the SEC and the New York State Attorney General, including by providing them with information relating to transactions between the Corporation or its subsidiaries and other insurers. The Corporation cannot at this time predict the outcome of these investigations, or if that outcome may have a material adverse effect on the Corporation’s financial statements.

In October 2003, the Corporation and four of its current and former employees, including its former president, received subpoenas for documents from the U.S. Attorney for the Eastern District of Virginia, Richmond Division (the “U.S. Attorney”) in connection with the U.S. Attorney’s investigation of Reciprocal of America (“ROA”). ROA was a Virginia-based reciprocal insurer of physician, hospital and lawyer professional liability risks. The Corporation provided various reinsurance coverages to ROA from the late 1970’s through 2002. In December 2004 and on several occasions since then, the U.S. Attorney and the Department of Justice in Washington requested additional information concerning ROA and its related off-shore reinsurer, First Virginia Reinsurance, Ltd., and information related to transactions between the Corporation or its subsidiaries and other insurers. The Corporation has been providing such information and cooperating fully with the U.S. Attorney and the Department of Justice in their ongoing investigation. The Corporation cannot at this time predict the outcome of this investigation, or if that outcome may have a material adverse effect on the Corporation’s financial statements.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2005	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Vice President and Chief Financial Officer